Filed Pursuant to Rule 497(e)
Securities Act File No. 333-134979
Investment Company Act File No. 811-21908

Invested in meaningful change

THE BLUE FUND GROUP

THE BLUE FUND

Supplement dated May 23, 2008

to the

Prospectus and Statement of Additional Information dated May 1, 2008

The Board of Trustees of The Blue Fund Group has determined to liquidate The Blue Fund on or before June 29, 2008.  Effective May 24, 2008, The Blue Fund Group will accept no further purchase orders for The Blue Fund.  Owners of shares of The Blue Fund who do not otherwise redeem their shares prior to the liquidation will receive their respective share of The Blue Fund’s net assets in connection with its liquidation.

BLU-SP-0508